EXHIBIT 99.1

ASHLAND®

citi

Scotia Capital

Bank of America Merrill Lynch

usbank

® Registered trademark, Ashland or its subsidiaries, registered in various countries
* Registered trademark owned by a third party.
*
*
Lender Presentation

$750 million Revolving Credit Facility
$1,200 million Term Loan A
$1,700 million Term Loan B

June 16, 2011

Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include those that refer to Ashland’s current expectations about the acquisition of International Specialty
Products Inc. (ISP). Although Ashland believes its expectations are based on what management believes to be reasonable assumptions, Ashland cannot assure that the expectations reflected in this presentation or in any oral statements related to the acquisition of ISP will be achieved, as they are subject to risks and uncertainties that are difficult to predict and may be outside of Ashland’s control.
These risks and uncertainties may cause actual results to differ materially from those stated, projected or implied. Such risks and uncertainties include, among other things, the possibility that the benefits anticipated from the acquisition of ISP will not be fully realized, the possibility that the transaction may not close, and the possibility that financing may not be available on the terms committed. Other factors, uncertainties and risks affecting Ashland are contained in its periodic filings made with the Securities and Exchange Commission (SEC), including Ashland’s Form 10-K for the fiscal year ended Sept. 30,
2010, and Ashland’s quarterly Form 10-Q filings, which are available on Ashland’s Investor Relations website at http://investor.ashland.com or the SEC’s website at www.sec.gov. Ashland undertakes no obligation to subsequently update or revise the forward-looking statements made in this presentation to reflect events or circumstances after the date of this presentation.

Regulation G: Adjusted and Pro Forma Results
The information presented herein regarding certain unaudited adjusted and pro forma results does not conform to generally accepted accounting principles (GAAP) and should not be construed as an alternative to the reported results determined in accordance with GAAP. Management has included this non-GAAP and pro forma information to assist in understanding the operating performance of the company and its reporting segments. The non-GAAP and pro forma information provided may not be consistent with the methodologies used by other companies. All non-GAAP information related to previous Ashland filings with the SEC has been reconciled with reported GAAP results.

Introduction

David Jaffe
Managing Director, Citi

1 $1,199 million of ISP total debt and $244 million of ISP cash as of 3/31/2011.
2 Includes financing fees, transaction expenses, interest-rate-swap termination cost, and change-of-control payments.
Transaction Structure
▶ On May 31, 2011, Ashland announced the all-cash acquisition of International Specialty
 Products (“ISP”)
 - Specialty chemical manufacturer of innovative functional ingredients
 - Solutions provider to key growth markets such as personal care and pharmaceutical
▶ Combined pro forma trailing 12-month financials for the period ended March 31, 2011
 - Sales: $7.6 billion
 - Adjusted EBITDA: $1.1 billion
▶ $3.2 billion purchase price
 - $1.2 billion to pay off ISP debt ($1.0 billion net of cash)(1)
 - $2.2 billion to purchase ISP equity
 - 8.9x TTM 3/31/2011 Adjusted EBITDA
▶ Sources of funds
 - $2.9 billion of funded credit facilities
 - $300 million Ashland cash for purchase price
 - ~$200 million Ashland cash for transaction costs and other upfront expenses(2)
▶ Expected closing prior to end of September quarter
 - Subject to regulatory approval and other customary closing conditions

($ in millions)

Sources	Amount
Cash and Equivalents	$764
New Revolving Credit Facility[2]	0
New Term Loan A	1,200
New Term Loan B	1,700
Total Sources	**$3,664**

Uses	Amount
Purchase of ISP	$2,245
Refinance ISP Total Debt	1,199
Fees and Other Charges[3]	220
Total Uses	**$3,664**

(1) Reflects pro forma 3/31/2011 Ashland cash of $520 million plus 3/31/2011 ISP cash of $244 million.

(2) Undrawn at close. $750 million in total commitments with approximately $90 million of letters of credit outstanding.

ASHLAND.

(1)
Sources and Uses

($ in millions)	As Reported[1] 3/31/2011	Adjustments	Pro Forma for ISP 3/31/2011
Cash and Equivalents	**$ 1,129**	**$ (520)**	**$ 609**
New Revolving Credit Facility	0	0	0
New Term Loan A		1,200	1,200
New Term Loan B		1,700	1,700
9.125% notes due 2017	631		631
6.60% notes, due 2027	12		12
Total Secured Debt	**$ 643**		**$ 3,543**
Other Unsecured Debt	170		170
Subsidiary Debt	94		94
Total Debt	**$ 907**		**$ 3,807**
Total Net Debt	**$ (222)**		**$ 3,198**
TTM Adjusted EBITDA	$ 735	$ 360	$ 1,095
TTM Pro Forma Interest			211
TTM Capex			257
Secured Debt / TTM Adjusted EBITDA			3.2 x
Secured Net Debt / TTM Adjusted EBITDA			2.7 x
Total Debt / TTM Adjusted EBITDA			3.5 x
Total Net Debt / TTM Adjusted EBITDA			2.9 x
TTM Adjusted EBITDA / Interest			5.2 x
TTM Adjusted EBITDA - Capex / Interest			4.0 x

(1) Former Ashland Distribution commercial unit, sold effective March 31, 2011, reported as discontinued operations.
(2) Cash adjustment of $520 million excludes 3/31/2011 ISP cash of $244 million.
(3) Excludes an estimated $175 million of share repurchases and closing costs associated with the sale of Ashland Distribution after March 31, 2011.

ASHLAND

(3)
(2)
Pro Forma Capitalization

Transaction Overview

Jim O'Brien
Chairman and CEO

Introductions
▶ Jim O'Brien, Chairman and CEO
▶ Lamar Chambers, Senior Vice President and CFO
▶ John Panichella, Senior Vice President, Ashland, and President,
 Ashland Aqualon Functional Ingredients
▶ Jack Joy, Vice President, Corporate Development
▶ Kevin Willis, Vice President and Treasurer
▶ Stan Turner, Director, Enterprise Strategy
▶ Lynn Freeman, Assistant Treasurer
▶ Shea Blackburn, Manager, Debt

Ashland’s Strategy
Furthering our long-term strategic goals
▶Global #1 or strong #2 market position
▶Broad global footprint
▶Robust cash-generating businesses
▶Leverage competitive strengths
▶Preferably water-based or sustainable
 chemistries
ISP
✓
✓
✓
✓
✓

Transaction Rationale
▶ Strengthens positions in a number of important high-growth, high-margin end markets
 - Pharmaceutical: Excipients
 - Personal Care: Hair Care, Skin Care, Oral Care
▶ Broadens our intellectual property portfolio of water-soluble polymers and global R&D and applications capability
 - Strong pipeline of new products to drive growth of the combined business
 - New product development opportunities by leveraging new chemistries
▶ Deepens relationships with existing customers and enhances penetration of existing markets
 - Complementary product offerings in a number of areas
▶ Generates more consistent, predictable earnings and cash-flow generation
 - Stable, less-cyclical end markets

▶ Diversified business portfolio serving a wide range of end markets
▶ Strengthens Functional Ingredients business and R&D efforts
▶ Leading market positions in all markets served
▶ Broad geographical diversity
 - ISP has ~60% of revenues outside North America
 - Pro forma company will generate approximately $3.5 billion in revenues outside North America
▶ Achievable synergies
 - Expected annualized run-rate synergies of at least $50 million by year 2
 - We will pursue disciplined, bottom-up approach similar to that used for Hercules
▶ Commitment to deleveraging
 - Proven track record in Hercules transaction
 - Target leverage of 2.0x
▶ Experienced management team
Investment Highlights

Ashland Overview

Jim O'Brien
Chairman and CEO

Ashland Overview
Ashland
Performance Materials
23%
Ashland
Performance Materials
23%
Ashland
Consumer Markets
31%
By commercial unit
Ashland Hercules
Water Technologies
Ashland Hercules
Water Technologies
30%
30%
Ashland
Aqualon
Functional
Ingredients
Ashland
Aqualon
Functional
Ingredients
16%
16%
1 For trailing 12 months ended March 31, 2011.
North America
58%
North America
58%
Asia Pacific
13%
Asia Pacific
13%
Latin America/
Other - 5%
Europe
Europe
24%
24%
Sales1: $6.0 billion
Adjusted EBITDA1: $735 million
Ashland
Performance
Materials - 13%
Ashland
Performance
Materials - 13%
Ashland Consumer
Markets
37%
Ashland Hercules
Water Technologies
Ashland Hercules
Water Technologies
23%
23%
Ashland Aqualon Functional
Ashland Aqualon Functional
Ingredients
Ingredients
27%
27%
NYSE Ticker Symbol:	ASH
Total Employees:	~12,500
Outside North America	~40%
Number of Countries in Which Ashland Has Sales:	More than 100

Ashland Aqualon Functional Ingredients

A global leader in managing rheology of water-based systems

Construction
18%

Guar ~ 8%

ASHLAND

Klucel™
6%
Latin America/
Other - 8%
North
America
North
America
35%
35%
Asia
Pacific
Asia
Pacific
20%
20%
Europe
37%
Coatings
Additives
33%
Coatings
Additives
33%
Energy &
Specialties
Solutions
19%
Regulated
Industries
30%
Regulated
Industries
30%
Sales
by Geography
Sales
by Market
Trailing 12 Months Ended March 31, 2011
Sales: $1.0 billion
Adjusted EBITDA: $208 million
Adjusted EBITDA Margin: 21.8%
• Diversified, global customer base
Customers
• Regulated markets
 - Personal care
 - Pharmaceutical
 - Food
• Water-based paints
• Oilfield (chemicals and drilling muds)
• Construction
Markets
• Broad product line based
 on renewable resources
 - Water-soluble polymers
 (cellulose ethers and guar derivatives)
Products
Business Overview
Sales
by Product
CMC
20%
CMC
20%
HEC
32%
HEC
32%
MC
18%
MC
18%
Other
16%
Other
16%
™ Trademark, Ashland or its subsidiaries, registered in various countries

Ashland Hercules Water Technologies

A major global supplier of process and functional chemicals

Opportunistic
18%

Sales
by Market

Sales
by Product

Asia
Pacific - 11%

Sales
by Geography

ASHLAND

Trailing 12 Months Ended March 31, 2011
Sales: $1.8 billion
Adjusted EBITDA: $180 million
Adjusted EBITDA Margin: 9.9%
Process
25%
Process
25%
Utility
34%
Utility
34%
Functional
41%
Functional
41%
Growth
51%
Growth
51%
Base
31%
• Growth
 - Commercial and - Packaging
  institutional  - Tissue and towel
 - Food and beverage - Pulp
 - Mining
• Base
 - Printing and writing
 - Specialty chemicals
 - General manufacturing
• Opportunistic
 - Lubricants  - Basic chemicals/
 - Municipal   other
Customers/
Markets
• Process chemicals: microbial and
 contaminant control, pulping aids,
 retention aids and defoamers
• Utility water treatments
• Functional chemicals: sizing/strength
Products/
Services
Business Overview
North
America
North
America
49%
49%
Europe
33%
Latin
America/
Other - 7%

Infrastructure
10%
Res. Constr.
14%
Transportation
11%

Pkg. &
Converting
23%
Ashland Performance Materials
A global leader in specialty chemicals
North
America
North
America
59%
59%
Europe
25%
Latin
America/
Other -
6%
Industrial
Construction
29%
• Auto manufacturers; foundries; pipe
 and tank fabricators; packaging and
 converting; bathware, countertop and
 window lineal manufacturers; pipe
 relining contractors; boat builders;
 wide and narrow web printers
Customers
• Construction, packaging and con-
 verting, marine and transportation
Markets
• Composites and Adhesives
 - Unsaturated polyester resins
 - Vinyl ester resins
 - Gelcoats
 - Pressure-sensitive adhesives
 - Structural adhesives
 - Specialty resins
• Casting Solutions/ASK Chemicals2
 - Foundry binder resins
 - Chemicals
 - Sleeves and filters
 - Design services
Products/
Services
Business Overview
Sales
by Geography1
Sales
by Market1
Trailing 12 Months Ended March 31, 2011
Sales: $1.4 billion
Adjusted EBITDA: $96 million
Adjusted EBITDA Margin: 7.1%
Marine
13%
Asia Pacific
10%
1 Excludes sales from Casting Solutions.
2 Joint venture launched in December 2010. Ashland retains 50% interest.

Ashland Consumer Markets: A leading worldwide
marketer of premium-branded automotive lubricants and chemicals
Lubricants
86%
Filters - 2%
Valvoline
Int'l
23%
Valvoline
Int'l
23%
Do-It-
Yourself
36%
• Retail auto parts stores and mass
 merchandisers who sell to consumers
• Installers, such as car dealers and
 quick lubes; distributors
• Fleet owners; manufacturers and users
 of industrial and power generation
 equipment
Customers
• Do-It-Yourself (DIY)
• Do-It-For-Me (DIFM)
• Valvoline International
Market
Channels
• Valvoline™ lubricants and automotive
 chemicals
• MaxLife™ lubricants
 for high-mileage vehicles
• SynPower™ synthetic motor oil
• Eagle One™ and Car Brite™
 appearance products
• Zerex™ antifreeze
• Valvoline Instant Oil Change™ service
• NextGenTM recycled motor oils
Products/
Services
Business Overview
Sales
by Product Line
Sales
by Market Channel
Do-It-
For-Me
38%
DIFM:
Installer channel
27%
Specialty/
Other - 3%
DIFM:
Valvoline Instant Oil
Change - 11%
Antifreeze - 5%
Appearance
products - 2%
Chemicals - 5%
Trailing 12 Months Ended March 31, 2011
Sales: $1.9 billion
Adjusted EBITDA: $288 million
Adjusted EBITDA Margin: 15.5%
™ Trademark, Ashland or its subsidiaries, registered in various countries

ISP Overview

John Panichella
Senior Vice President, Ashland, and
President, Ashland Aqualon Functional Ingredients

ISP Overview
High-margin, global business
▶Leading manufacturer of functional ingredients
 to personal care and pharmaceutical markets
 - EBITDA margins ~ 21% - 22%
 - Robust top-line growth
▶Unique technology portfolio that meets a variety
 of demanding customer applications
 - More than 400 active patents
 - Approximately 275 scientists, positioned globally
▶Strong global presence
 - Nearly 60% of sales from outside North America
▶Extensive relationships with leading consumer
 brand and pharmaceutical providers
▶Approximately 2,700 employees

	Personal Care	Pharma & Nutrition	Performance	Intermediates	Elastomers
Financial & Operating Information
2010 EBIT ($mm)	$124	$76	$35	$29
Key End Markets
Skin Care
▶Skin lotions and anti-
 aging products
▶Body washes
▶Suncare products
4Body washes
Hair Care
▶Shampoo / Conditioner
▶Mousses / Gels
▶Hairsprays
4Body washes
Oral Care
▶Toothpastes
▶Mouthwashes
▶Denture adhesives
		Pharmaceutical ▶Tablets ▶Dialysis membranes ▶Wound care ▶Capsules 4Body washes Other ▶Food ▶Beverages ▶Fine chemicals	▶Oilfield ▶Detergents and household cleaners ▶Inkjet paper coatings ▶Adhesives ▶Agriculture ▶Paints ▶Chemical processing ▶Electronics	▶Polyesters ▶Urethanes ▶Polybutylene terephthalate (PBT) plastics ▶Value-added chemical products	▶Tires ▶Hoses ▶Belting
Key Products	▶Biofunctional ingredients ▶UV absorbers ▶Bioadhesives ▶Polymers ▶Emulsifiers / emollients	▶Excipients ▶Reaction solvents ▶Bioavailability enhancers ▶Clarification polymers ▶Radiation-sensitive films	▶Polymers ▶Monomers ▶Solvents ▶Biocides	▶Butanediol (BDO)	▶Emulsion SBR (ESBR)
Key Customers	▶Alberto Culver ▶Avon ▶Colgate ▶L’Oreal ▶Playtex ▶P&G ▶Unilever	▶Fresenius ▶GSK ▶Merck ▶Novartis ▶Pfizer	▶Bayer ▶Dow ▶Halliburton ▶HP ▶Reckitt Benckiser	▶Bayer ▶DSM ▶DuPont ▶Novamont	▶ Bridgestone/ Firestone ▶ Cooper Tires ▶ Michelin ▶ Toyo Tires
Specialty Chemicals
Industrial Chemicals
ISP Portfolio Overview
Broad Portfolio in Stable Markets

Global/Regional HQ
Technical Center
Manufacturing
Cologne, Germany
Memmingen, Germany
Bradford, UK
Paris, France
Sophia Antipolis, France
Hyderabad, India
Shanghai, China
Singapore
Texas City, TX
Mexico City, Mexico
Sao Paulo, Brazil
Wayne, NJ
N.A. Manufacturing
• Calvert City, KY
• Chatham, NJ
• Columbia, MD
• Columbus, OH
• Freetown, MA
• Huntsville, AL
• Leaside, Canada
• Lima, OH
• Port Neches, TX
• Texas City, TX
L.A. Manufacturing
• Cabreuva, Brazil
European. Manufacturing
• Horhausen, Germany
• Marl, Germany
• Memmingen, Germany
• Newton Aycliffe, UK
• Poole, UK
• Sophia Antipolis, France
ISP Locations
Strong global positions
2010 Sales
North America	41%
Europe	35%
Asia Pacific	14%
Latin America	10%
~60% of sales
outside of North
America

Personal
Care
47%
Personal
Care
47%
Pharma &
Nutrition
29%
Pharma &
Nutrition
29%
Performance
13%
Performance
13%
EBIT: $264 million
ISP 2010 EBIT by Segment
Greater than 75% of earnings from personal care & pharmaceutical

ISP Historical Performance1
Fast-growing, high-margin segments
Historical Growth
5-yr sales CAGR
Operating
Margin
Pharma & Nutrition
Personal
Care
Elastomers
Performance
Intermediates
Size of bubble denotes
relative 2010 Operating
Income
1 Based on calendar-year 2010 ISP financials and historical data provided by ISP management.

Operating Income

($ in millions)

$87
$99
$124
2008
2009
2010

ASHLAND

Business Overview
2010 Sales by Product
Key Customers
Skin Care
42%
Skin Care
42%
Hair Care
32%
Hair Care
32%
Oral Care
26%
Oral Care
26%
Solid Reputation For Quality
▶ Alberto Culver
▶ Avon
▶ Colgate
▶ L’Oreal
▶ Playtex
▶ P&G
▶ Unilever
Personal Care - Overview
▶ Manufactures critical ingredients in well-known
 cosmetic and skin-, hair- and oral-care products
▶ Market is relatively noncyclical, with sustainable
 growth and exceptional margins
▶ Leading position as a strategic supplier by 8
 of the top 10 global beauty care companies
▶ Strong programs in upstream research (new
 molecules), materials science, formulation
 science, hair and skin biology and regional
 technical support

Other 7%
Food 6%

$60
$72
$76
2008
2009
2010

ASHLAND

Business Overview
Pharma
59%
Pharma
59%
Pharma
Solvents
14%
Pharma
Solvents
14%
Beverage
14%
Beverage
14%
Key Customers
2010 Sales by Product
▶ Fresenius
▶ GSK
▶ Merck
▶ Novartis
▶ Pfizer
Operating Income
($ in millions)
Pharma and Nutrition - Overview
▶ Products are key ingredients for prescription and
 over-the-counter tablets, injectable prescription
 drugs, antiseptics and dialysis membranes
▶ Strong specialty-excipients business and global
 network of tablet formulation laboratories
▶ Manufactures specialty solvents for pharma API
 manufacture; radiation-sensitive films for medical
 imaging; clarification and stabilization aids for beer
 and wine; and fine chemicals and food ingredients

Specialty
Elastomers
8%

$22
$22
$35
2008
2009
2010

ASHLAND.

Business Overview
Specialty
Solvents
45%
Specialty
Solvents
45%
Performance
33%
Performance
33%
Biocides
14%
Biocides
14%
Key Customers
2010 Sales by Product
▶ Bayer
▶ Dow
▶ Halliburton
▶ HP
▶ Reckitt Benckiser
Operating Income
($ in millions)
Performance Chemicals - Overview
▶ ISP segment with the broadest product portfolio
 and range of applications
▶ Manufactures vinyl pyrrolidone, vinyl caprolactam
 and acrylate polymers, solvents and
 alkylpyrrolidones, vinyl monomers and ethers,
 specialty styrene-butadiene rubber, and industrial
 biocides
▶ End markets include adhesives and sealants,
 agrochemicals, coatings and inks, electronics,
 HI&I cleaning, mining and mineral slurries, oilfield,
 membranes, plastics, pulp and paper, and water
 conditioning

Business Overview
Elastomers
68%
Elastomers
68%
Intermediates
32%
Intermediates
32%
Key Customers
2010 Sales by Product
Intermediates:
▶ Bayer
▶ DSM
▶ DuPont
▶ Novamont
Elastomers:
▶ Bridgestone /
 Firestone
▶ Cooper Tires
▶ Michelin
▶ Toyo Tires
Operating Income
($ in millions)
Industrial Chemicals - Overview
▶ Engaged in the manufacture and sale of:
 - Intermediates, principally butanediol, sold in the
 merchant market for use in performance plastics
 and synthetic fibers
 - Elastomers, principally cold emulsion styrene-
 butadiene rubber, which is used in tires and
 industrial rubber products
▶ Competes as a low-cost manufacturer
 with its extensive manufacturing experience
 and field sales organization

Strategic Fit with Ashland

Stan Turner
Director, Enterprise Strategy

EBITDA: $0.6 billion

EBITDA: $1.1 billion

ASHLAND

Ashland EBITDA Transformation
ISP continues to build world-class specialty chemical company
Pre-Transformation:
2004
Pro Forma1
Divested
Segments
69%
Divested
Segments
69%
Ashland
Specialty
Chemicals
15%
Ashland
Specialty
Chemicals
15%
Ashland
Consumer
Markets
16%
Ashland
Consumer
Markets
16%
Specialty Chemical
Commercial Units
74%
Specialty Chemical
Commercial Units
74%
1 Pro forma Adjusted EBITDA for trailing 12 months ended March 31, 2011.
Ashland
Consumer
Markets
26%
Ashland
Consumer
Markets
26%

14.5%
12.3%
9.7%
9.0%
3.9%
4.5%
4.3%
2006
2007
2008
2009
2010
TTM - Adjusted
TTM - Pro forma

ASHLAND

EBITDA Margin Expansion1
Strategic decisions have dramatically expanded margins over time
1 2006 through 2010 EBITDA margin as reported in the fiscal year noted and not adjusted for future transactions.
 TTM - Adjusted represents adjusted results for the trailing 12 months ended March 31, 2011.
Acquired Hercules
November 2008
Divested Distribution
March 2011
ISP Acquisition

Revenue: $6.0 billion
EBITDA: $735 million
EBITDA%: 12.3%

Revenue: $7.6 billion
EBITDA: $1.1 billion
EBITDA%: 14.5%

Ashland EBITDA Transformation
Enhanced margin performance
1 For trailing 12 months ended March 31, 2011.
Ashland
Performance
Materials
13%
Ashland
Performance
Materials
13%
Ashland
Consumer
Markets
37%
Ashland
Hercules Water
Technologies
Ashland
Hercules Water
Technologies
23%
23%
Ashland Aqualon
Functional
Ashland Aqualon
Functional
Ingredients
Ingredients
27%
27%
Ashland
Performance
Materials - 8%
Ashland
Performance
Materials - 8%
Ashland
Consumer
Markets
26%
Ashland
Hercules Water
Technologies
Ashland
Hercules Water
Technologies
16%
16%
Ashland Aqualon
Functional
Ashland Aqualon
Functional
Ingredients
Ingredients
18%
18%
Pro Forma1
Today1
ISP
ISP
32%
32%

Ashland Aqualon Functional Ingredients

Adjacency Strategy

- Focus on adjacencies that leverage cellulose core
  - Core technologies for new geographies and markets
  - Broader technologies and capabilities for existing customers

3
Broaden Solutions
Leverage customer base with new technologies.
4
Enter New Markets
Explore new ingredient markets and capabilities.
1
Core Cellulose
Strengthen core technologies to stay ahead of the competition.
2
Broaden Markets
Leverage core technology and capability to a broader customer base.
Capabilities & Technologies
New
Existing
Existing
New
Customers & Markets

	Development Path	Market Opportunity ($ millions)
Aquaflow	Organic	170
Surfactants	Organic/Inorganic	230
Foam Control	Organic/Inorganic	350
Tablet Coatings	Organic/Inorganic	420
Redispersible Powders (RDP)	Organic/Inorganic	900
Controlled Release	Organic/Inorganic	325
Hair Care Additives	Inorganic	850
Skin Care	Inorganic	2,200

44

ASHLAND

ASHLAND

Functional Ingredients Strategy
ISP aligns with our previously stated core and adjacency goals
• ISP strengthens our position in 5 of our 8 targeted, adjacent markets
 - Surfactants, Tablet Coatings, Controlled Release, Hair Care and Skin Care
Slide extracted from
June 2010 Ashland
Analyst Day

Strategic Benefits

Complementary sales[1] offerings in familiar segments

100%
75%
50%
25%
0%
Hair Care
Oral Care
Skin Care
Pharma
Energy
Food&Bev
Functional Ingredients
ISP

ASHLAND

1 Approximated from management estimates, 2010 ISP sales data, and Ashland’s sales data.
• Hair Care
 - Fixatives for hair gels and hairsprays
 - Shampoo thickeners and conditioners
• Oral Care
 - Tartar and gingivitis control
 - Toothpaste thickeners, stabilizers
• Skin Care
 - Actives: UV, anti-wrinkle, etc.
 - Rheology modifiers
• Pharmaceutical
 - Immediate release disintegrants
 - Controlled release
• Energy
 - Fluid loss additives, hydrate inhibitors
 - Drilling aids, cement additives
• Food & Beverage
 - Beverage clarifiers
 - Texture modifiers and thickeners

Significant Synergy Opportunity
▶ Approximately $50 million annual synergies
 - Phased in over two years
▶ Main areas of synergy savings
 - Back office & administrative
 - Commercial & technical
 - Other G&A
▶ Implementation costs are approximately 1.0x to 1.5x annual synergy savings
▶ Disciplined, bottom-up approach similar to that used for the
 Hercules acquisition

Clear, Focused Integration Plan
▶ We will retain key managers to ensure ongoing success
▶ Ashland has a proven track record in successfully
 integrating acquisitions
▶ ISP will be integrated with the Ashland Aqualon
 Functional Ingredients segment
 - John Panichella, president of Ashland Aqualon Functional
 Ingredients, will lead the integration
▶ Create best practices

Financial Overview

Lamar Chambers
Senior Vice President and CFO

1 Board authorization remains in place and shares may still be repurchased over time.
2 Approximately $90 million of letters of credit outstanding at close.
Financial Policy
▶ Use majority of available global cash to repay debt
 - We have terminated our automatic 10b5-1 stock repurchase plan1
▶ Continue to target leverage of 2.0x, achieving this target through discretionary debt paydown from free cash flow
▶ Maintain adequate liquidity ($750 million undrawn revolver2 in place at closing and $300 million to $400 million of cash)
▶ Expect to execute swaps to effectively fix 70% - 80% of total outstanding debt

Net Debt ($ in millions)
$2,500
$2,000
$1,500
$1,000
$500
$0
($500)
Net Debt / EBITDA
3.5x
3.0x
2.5x
2.0x
1.5x
1.0x
0.5x
0.0x
-0.5x
Hercules Close
12/31/08
3/31/09
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10
12/31/10
3/31/11
$2,315
$2,251
$2,063
$1,765
$1,290
$1,220
$1,001
$974
$837
$900
$(188)
3.2x
3.1x
2.8x
2.4x
1.7x
1.6x
1.0x
0.9x
0.9x
0.9x
-0.2x

ASHLAND

Note: Net Debt and Net Debt / EBITDA are as defined in Ashland’s current credit agreement.
Proven Ability to Delever Quickly

($ in millions)	Trailing 12 Months Ended 3/31/2011 Ashland	ISP	Certain Transaction Adjustments[1]	Combined PF Company[1]
Income Statement				
Net Sales	$ 5,984	$ 1,632		$ 7,616
Cost of sales	(4,335)	(1,148)		(5,483)
Gross Profit	$ 1,649	$ 484	$ 0	$ 2,133
SG&A and R&D expense	(1,257)	(185)		(1,442)
Equity and other income	47	--		47
Amortization	--	(4)		(4)
Incremental transaction amortization	--	--	(43)	(43)
Operating Income	$ 439	$ 295	$ (43)	$ 691
Net interest expense	(118)	(65)	(28)	(211)
Net gain on acquisitions and divestitures	47	--		47
Other income (expense), net[2]	1	3	(13)	(9)
Earnings Before Income Taxes	$ 369	$ 233	$ (84)	$ 518
(Provision for)/benefit from income taxes	(40)	(14)	(136)	(190)
Net Income/(Loss) from Continuing Operations	$ 329	$ 219	$ (220)	$ 328
Adjusted EBITDA Reconciliation				
Operating income	$ 439	$ 295	$ (43)	$ 691
Depreciation and amortization	282	65	43	390
EBITDA	$ 721	$ 360	$ 0	$ 1,081
Total adjustments	14	--		14
Adjusted EBITDA	$ 735	$ 360	$ 0	$ 1,095

(1) Reflective of certain estimated transaction adjustments, including tax-related adjustments. Excludes certain purchase accounting adjustments that may occur including step-up of assets.

(2) Includes amortization of deferred financing fees ($14 million) and other income (expense).

(3) Amount represents the original estimate used for Ashland's valuation model for the transaction which was subsequently updated to $50 million and which will likely change further after purchase accounting procedures are completed.

ASHLAND

(3)
Strong Pro Forma Financials

$1,096
$258
$924
$203
$915
$214
$952
$208
2008
2009
2010
TTM 03/11
Revenue
Adjusted EBITDA

$2,115
$194
$1,807
$198
$1,785
$202
$1,815
$180
2008
2009
2010
TTM 03/11
Revenue
Adjusted EBITDA

Performance Materials

$1,621
$104
$1,106
$76
$1,286
$87
$1,361
$96
2008
2009
2010
TTM 03/11
Revenue
Adjusted EBITDA

Consumer Markets

$1,662
$118
$1,650
$288
$1,755
$298
$1,856
$288
2008
2009
2010
TTM 03/11
Revenue
Adjusted EBITDA

ASHLAND

Functional Ingredients
Water Technologies
($ in millions)
Note: Functional Ingredients and Water Technologies include 2008 data as reported by Hercules.
Ashland Historical Financial Summary

$1,622
$413
$1,209
$1,261
$226
$1,036
$1,534
$349
$1,185
$1,632
$403
$1,228
2008
2009
2010
TTM 03/11
Specialty Chemicals
Industrial

EBITDA

$279
$73
$22
$184
$236
$64
$179
($7)
$329
$65
$29
$235
$360
$65
$44
$251
2008
2009
2010
TTM 03/11
Specialty Chemicals EBIT
Industrial EBIT
D&A

ASHLAND

Sales
($ in millions)
ISP Historical Financial Summary

Appendix

($ in millions)	Fiscal Year Ended 12/31, 2008	2009	2010	TTM 3/31/2011
Income Statement				
Net Sales	$ 1,622	$ 1,261	$ 1,534	$ 1,632
Cost of Sales	(1,212)	(918)	(1,088)	(1,148)
Gross Profit	$ 410	$ 344	$ 446	$ 484
Selling, general and administrative	(205)	(163)	(177)	(185)
Other operating gains and (charges), net	6	(5)	--	--
Amortization of intangible assets	(6)	(4)	(5)	(4)
Operating Income	$ 206	$ 172	$ 264	$ 295
Interest Expense	(74)	(61)	(80)	(73)
Interest Income	6	16	12	8
Other Income (expense), net	(12)	2	(12)	3
Earnings Before Income Taxes	$ 125	$ 128	$ 184	$ 233
(Provision for)/Benefit from Income Taxes	$ (12)	$ (3)	$ 1	$ (14)
Net Income/(Loss)	$ 113	$ 125	$ 185	$ 219
Adj. EBITDA Reconciliation				
Operating income	$ 206	$ 172	$ 264	$ 295
Depreciation and amortization	73	64	65	65
EBITDA	$ 279	$ 236	$ 329	$ 360
Restructuring Charges	3	5	--	--
Gain on sale of assets	(9)	--	--	--
Adjusted EBITDA	$ 273	$ 241	$ 329	$ 360
Balance Sheet				
Cash & Cash Equivalents	$ 329	$ 286	$ 240	$ 244
Account Receivables	177	185	240	301
Inventories	265	248	265	259
Property, plant and equipment, net	608	617	620	623
Total Assets	1,820	1,963	1,817	1,883
Total Current Liabilities	324	323	335	306
Total Debt	1,227	1,214	1,202	1,199
Total Liabilities	1,675	1,672	1,660	1,632
Total Stockholders' Equity	145	291	158	251
Other Financial Data				
Cash flow from operating activities	$ 186	$ 205	$ 212	$ 250
Cash flow from financing activities	(15)	(170)	(186)	(186)
Cash flow from investing activities	5	(79)	(70)	(72)
Capex	(80)	(67)	(70)	(72)
Depreciation and Amortization	73	64	65	65

ASHLAND

Note:  TTM 3/31/2011 financials are unaudited.
ISP Summary Financials

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